SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant     |X|

Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_|      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))

                                 PTN MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
         Common Stock, par value $.0001 per share

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                                 PTN MEDIA, INC.
                      455 EAST EISENHOWER PARKWAY, SUITE 15
                            ANN ARBOR, MICHIGAN 48108

                                 (734) 327-0610

                                                       May 31, 2001




Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of PTN Media, Inc. (the "Company"), to be held at 10:00 a.m., on June 26, 2001, at the Siena Hotel, 1505 East Franklin Street, Chapel Hill, North Carolina 27514.

         At the meeting, you will be asked to consider and vote upon (i) the election of one Director of the Company to serve for a one year term; and (ii) the appointment of Stonefield Josephson, Inc. as the Company's independent public accountants for the year ending December 31, 2001.

         Your Board of Directors has unanimously concluded that each of the proposals is in the best interests of the Company and its stockholders. Accordingly, the Board recommends a vote "FOR" the election of directors and the ratification of the appointment of auditors.

         The vote of every stockholder is important. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we urge you to sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

         Thank you for your cooperation.

                                                     Very truly yours,


                                                     Peter Klamka
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                                 PTN MEDIA, INC.
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
PTN Media, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PTN Media, Inc. (the "Company") will be held on June 26, 2001, at 10:00 a.m., the Siena Hotel, 1505 East Franklin Street, Chapel Hill, North Carolina 27514 for the following purposes:

         1. To elect a Director to serve a one year term;

         2. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent public accountants for the year ending December 31, 2001; and

to transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on May 29, 2001, as the record date for determination of those stockholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof. A complete list of stockholders of record entitled to vote at the meeting will be maintained in the office of the Company's stock transfer agent, Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive, Denver, Colorado 80209, for ten days prior to the meeting.

         If you plan to attend the meeting, please mark the appropriate box on your proxy card. Upon receipt of the card, an admission ticket will be sent to you.

         Whether or not you expect to attend, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors

                                          Peter Klamka
                                          Secretary

Ann Arbor, Michigan
May 31, 2001

                                 PTN MEDIA, INC.
                          455 EAST EISENHOWER, SUITE 15
                            ANN ARBOR, MICHIGAN 48108
                                 (734) 327-0610

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------
                               GENERAL INFORMATION

PROXY SOLICITATION

         This Proxy Statement is furnished to the holders of the Common Stock, $.001 par value per share ("Common Stock"), of PTN Media, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 26, 2001 at 10:00 a.m. at the Siena Hotel, 1505 East Franklin Street, Chapel Hill, North Carolina 27514 and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business which will come before the meeting.

         The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about May 31, 2001. The Company will bear the cost of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

REVOCABILITY AND VOTING OF PROXY

         A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election as Director of the person nominated by the Board of Directors and FOR the ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2001.

RECORD DATE AND VOTING RIGHTS

         Only Common Stockholders of record at the close of business on May 29, 2001 (the "Record Date") are entitled to notice of the Annual Meeting and to vote the shares of Common Stock held by them on that date at the Annual Meeting or any adjournment or postponement thereof. Only holders of Common Stock will be entitled to vote at the Annual Meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. As of May 20, 2001, there were 4,805,762 shares of Common Stock issued and outstanding.

         Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. Abstentions will also be counted for purposes of determining the presence of a quorum at the Annual Meeting.

VOTE REQUIRED FOR APPROVAL

         The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on May 29, 2001 is necessary to constitute a quorum at the Annual Meeting.

         The nominees for election to the Board of Directors receiving the greatest number of affirmative votes cast by the holders of Common Stock, will be elected as director. Accordingly, abstentions or broker non-votes as to the election of director will have no effect on the election of director.

         The affirmative vote of the holders of the majority of the votes cast is required for the ratification of the appointment of Stonefield Josephson, Inc., as the Company's independent public accountants for the year ended December 31, 2001; and such other business as may properly come before the meeting.

                    ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL 1 -- ELECTION OF A DIRECTOR

         At the meeting, one director, Peter Klamka, is to be elected to serve for a one-year term. The Director will serve until the next Annual Meeting or until his successor is elected.

         The shares represented by the enclosed Proxy will be voted for the election as directors of the nominee named below. Mr. Klamka is a member of the present Board. If Mr. Klamka becomes unavailable to stand for re-election for any reason or if a vacancy on the Board shall occur before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their best judgment, but not more than one person may be voted to serve as director.

         The information appearing in the following table, with notes thereto, has been furnished to the Company by the respective nominees.


                                                                                  Principal Occupation
       Name of Nominee                                     Age                     for Past Ten Years
       ----------------                                   -----                   --------------------
        Peter Klamka............................            32       Mr. Klamka has been the Chairman of the Board
                                                                     and Chief Executive Officer of the Company
                                                                     since its inception in May 1997.  In 1994,
                                                                     Mr. Klamka founded Wilshire Fragrance where
                                                                     he served as Chief Executive Officer.  Mr.
                                                                     Klamka received his Bachelor of Arts degree
                                                                     from the University of Michigan.


     MEETING OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

         During the Company's fiscal year ended December 31, 2000, the Board of Directors held two meetings and acted one time by unanimous written consent.

         The Company does not have any standing nomination, Audit or Compensation committees. The functions of such committees are performed by the Board.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of May 20, 2001, by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director of the Company and each nominee for election as a director and (iii) all directors, nominees for director and executive officers as a group.

                                                                                                Percentage
                                                     Number of Shares (1)                   Beneficially Owned
                                                     --------------------                   ------------------

Peter Klamka(2)                                        2,234,174                                 45.24%
Chris H. Giordano(3)                                     543,240                                 11.29%
Claudia Schiffer(4)                                      269,682                                  5.75%
American Nortel(5)                                       400,000                                  8.53%

All directors and executive
officers as a group (2 persons)                        2,777,414                                 54.86%

_____________________________

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

(2) Mr. Klamka's address is the same as that of PTN Media, Inc.

(3) Chris Giordano's address is 32 Bridgen Road, Suite 330, Fairfield, NJ 07006.

(4) Ms. Schiffer's business address is c/o Peter Klamka, 455 East Eisenhower Parkway, Suite 15, Ann Arbor, Michigan 48108.

(5) American Nortel Communications, Inc.'s business address is 7201 East
Camelback Road, Suite 320, Scottsdale, Arizona   85251.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth the annual compensation paid to executive officers of the Company for the three fiscal years ended December 31, 2000. No executive officer received annual compensation in excess of $100,000.

                                                                          Long Term
                                        Annual Compensation               Compensation
                                        -------------------               -------------
               Name and                                                        Securities
         Principal Position    Year     Salary($)       Bonus($)          Underlying Options(#)
         ------------------    ----     ---------       --------          ---------------------
         Peter Klamka          2000            $0                0                        0
         Chief Executive       1999      $45,0000                                   250,000
         Officer               1998       $50,000                0                        0

OPTIONS GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning stock option grants made to each of the named executive officers in fiscal 2000. No stock appreciation rights were granted to these individuals during such year.

                                INDIVIDUAL GRANTS

                                                             Percent of Total
                                Number of Securities         Options Granted
                                Underlying Options           to Employees in
Name                            Granted (#)                  Fiscal Year                  Exercise Price ($/Sh)
-----                           -----------                  -----------                  ---------------------
Peter Klamka                         0                             -- (1)                  --
Chief Executive
Officer

_______________________

(1) No options were granted to the Company's employees in the fiscal year ended December 31, 2000.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth information concerning option exercises and option holdings during the fiscal year ended December 31, 2000 with respect to each of the named executive officers. No named executive officers exercised any options during such year.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                 Underlying Unexercised
                                                                 Options at                  In-The-Money Options at
                             Shares           Value              Fiscal Year End (#)         Fiscal Year End ($)
Name                         Acquired         Realized ($)       Exercisable/Unexercisable   Exercisable/Unexercisable
----                         --------         ------------       -------------------------   -------------------------
Peter Klamka                     0                 0                    250,000 / 0                 $0 / $0
Chief Executive
Officer


EMPLOYMENT AGREEMENTS

         The Company does not have any employment or other written agreement with Peter Klamka, its Chairman, President and Chief Executive Officer. Mr. Klamka has an oral agreement with the Company to receive a base salary of $100,000 per year and such other compensation as the Board of Directors shall designate. During 1998, Mr. Klamka was issued 16,666 shares of Common Stock as compensation for services provided in 1997. The Company believes that Mr. Klamka will waive a portion of his base salary for the foreseeable future, although no assurances thereof can be given.

DIRECTOR COMPENSATION

         Mr. Klamka did not receive any compensation during the most recent fiscal year for serving in his position as a director.

LIMITS ON LIABILITY AND INDEMNIFICATION

         The Company's Certificate of Incorporation eliminates the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Certificate of Incorporation further provides that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16 (a) of the Securities Exchange Act of 1934, and the rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Copies of such reports are required to be furnished to the Company. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that, during the Company's fiscal year ended December 31, 2000, all of its executive officers and directors complied with the requirements of Section 16 (a).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHODLERS VOTE "FOR" THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed the firm of Stonefield Josephson, Inc. as independent auditors of the Company for the fiscal year ended December 31, 2001. The Board of Directors will ask the stockholders to ratify the appointment of this firm as independent auditors for the Company at the Annual Meeting.

CHANGES IN ACCOUNTANTS

         On July 10, 2000, the Company terminated Lazar, Levine & Felix, LLP ("Lazar, Levine") as its independent certified accountants. The decision to change accountants was recommended by the Company's Board of Directors.

         The Company's former independent certified accountants', Lazar, Levine, annual report covering the two fiscal years ended December 31, 1999 and 1998 did not include an adverse opinion or disclaimer of opinion, and was not modified as to audit scope or accounting principles but was modified for a going concern uncertainty.

         In connection with the audits of the fiscal years ended December 31, 1999 and 1998 and during subsequent interim periods preceding the termination of Lazar, Levine, there did not develop any disagreements on any matter of accounting of principles or practices, financial statement disclosure or auditing scope or procedure between such former independent certified accountants and management of the Company or other reportable events which have not been resolved to the Company's former independent certified accountants' satisfaction. Lazar, Levine had been the Company's independent certified accountants since approximately July 1998.

         On July 11, 2000, the Company engaged Merdinger, Fruchter, Rosen & Corso, P.C. ("Merdinger, Fruchter") as the Company's independent auditors to replace Lazar, Levine.

                  As Merdinger, Fruchter was engaged in July 2000 and, because the Company's fiscal year ends on December 31, Merdinger, Fruchter was not engaged to conduct an audit of the Company's financial statements. Merdinger, Fruchter did, however, perform a review of the Company's two most recent quarterly reports (Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2000 and September 30, 2000). In connection with the reviews by Merdinger, Fruchter of the Company's quarterly reports for the quarters ended June 30, 2000 and September 30, 2000, and any subsequent period preceding the termination of Merdinger, Fruchter, there did not develop any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing or review scope or procedure between such former independent certified accountants and management of the Company or other reportable events which have not been resolved to the Company's former independent certified accountants' satisfaction.

         On February 13, 2001, the Company terminated Merdinger, Fruchter as its independent certified accountants. The decision to change accountants was recommended by the Company's Board of Directors. The decision was based solely on the fact that the primary contact person at Merdinger, Fruchter moved to Stonefield Josephson, Inc., the Company's new independent auditors.

         On February 13, 2001, the Company engaged Stonefield Josephson, Inc. as the Company's independent auditors to replace Merdinger, Fruchter.

AUDIT FEES

         Stonefield Josephson, Inc. billed the Company approximately $ 10,000 in the aggregate for professional services rendered for the audit of the Company's annual financial statements for the fiscal year December 31, 2000. Merdinger, Fruchter billed the Company approximately $ 6,600 for professional services rendered for the review of the Company's quarterly reports for the quarters ended June 30, 2000 and September 30, 2000. Lazar, Levine billed the Company approximately $ 18,737 in the aggregate for professional services rendered for the audit of the Company's annual financial statements for the fiscal year December 31, 1999 and the review of the Company's quarterly financial statements for the quarterly period ended March 30, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Lazar, Levine, Merdinger, Fruchter and Stonefield Josephson, Inc. did not perform any services for the Company in connection with any of the Company's information systems, local area networks or the Company's computer hardware or software systems.

ALL OTHER FEES

         Stonefield Josephson, Inc., Merdinger, Fruchter and Lazar, Levine did not bill the Company for any services other than the above fees for respective audit or review work during the fiscal years ended December 31, 2000 and 1999.

         A representative of Stonefield Josephson, Inc. will be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSALS

         All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company in the Year 2002 must be received by the Company no later than January 31, 2002 for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                  ANNUAL REPORT

          The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and the Company's Quarterly Report on Form 10-QSB for the quarterly report ended March 31, 2001 are being mailed with this proxy statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Peter Klamka
                                        Peter Klamka
                                        Secretary

Dated: May 31, 2001

                                 PTN MEDIA, INC.
                      455 EAST EISENHOWER PARKWAY, SUITE 15
                           ANN HARBOR, MICHIGAN 48108

--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PTN MEDIA, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2001 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         The undersigned hereby appoints Peter Klamka as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of Common Stock of PTN Media, Inc. held of record by the undersigned on May 29, 2001, at the Annual Meeting of Stockholders to be held on June 26, 2001, or any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present as indicated below.

SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company called for June 26, 2001, a Proxy Statement for the Annual Meeting, the Company's Annual Report on Form 10- KSB for the fiscal year ended December 31, 2000, and the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001.

                 Continued and to be voted and signed on reverse

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The Board of Directors recommends that you vote FOR Proposal 1 and Proposal 2.

(1) ELECTION OF DIRECTOR: Nominee: Peter Klamka      For |_|      Against |_|

(2) To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for the fiscal year ending December 31, 2001.
                                  For |_|      Against |_|        Abstain |_|


If you plan to attend the Annual Meeting please check the following box:  |_|

THIS PROXY HAS BEEN MADE AVAILABLE TO:

Signature
--------------------------------------------------------------------------------

Signature
--------------------------------------------------------------------------------

Date
--------------------------------------------------------------------------------

Please sign exactly as your name( s) appear( s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title. Please mark, sign, date, and promptly return this proxy card using the enclosed envelope.